Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.23Y

THIRTY-SECOND AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This THIRTY-SECOND AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.

Customer desires and CSG agrees to provide Customer with a set of tables in CSG Vantage® that reflect only changes to orders, jobs and items that were processed for a given date (the “Order, Job and Item Updates Optional Tables in CSG Vantage®”).  Therefore, Schedule A, “Services,” is hereby amended by adding “Order, Job and Item Updates Optional Tables in CSG Vantage®” to the list of Additional Services and by adding the following description to EXHIBIT A-5, to the section titled “Additional Services” as follows:

Order, Job and Item Updates Optional Tables in CSG Vantage®: The Order, Job and Item Updates Optional Tables in CSG Vantage® provides Customer with a set of tables that reflect only changes to orders, jobs, and items that were processed for a given day.   Each record is tagged with an identifier (insert, change, or delete).   These tables may be queried to extract records for feeding data warehouses, or may be queried in Vantage to identify activity pertaining to that particular day. These transactions will be retained in Vantage for   ******-**** (**) ****.

2.	Schedule F, “FEES,” CSG SERVICES, is hereby amended to add a new Section XII. entitled “Order, Job and Item Updates Optional Tables in CSG Vantage®,” as follows:
CSG SERVICES
XII. Order, Job and Item Updates Optional Tables in CSG Vantage®

Description of Item/Unit of Measure	Frequency	Fee
A. Order, Job and Item Updates Optional Tables in CSG Vantage ®
1. Order, Job and Item Updates Optional Tables (Note 1)	*******	$*********
2. Records in Excess of **** ******* *** ******* (***********)	*******	$*****/******* *******
3. One-time set-up fee for QT04, QT05 and QT07	One-Time	$*********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.23Y

Note 1: ******* fee covers up to **** ******* *** ******* (***********) ******* ******* for order, job and item records each month.  Additional records beyond *********** per ***** will be $***** per *** (*) ******* (*********) *******.

Records beyond *********** per ***** will be billed at $** per ******** increments.

•	Example:
•	*** ******* = $** additional per *****
•	*** ******* = $** additional per *****

For clarification purposes, invoicing for the Order, Job and Item Updates Optional Tables shall begin in the month that the Order, Job and Item Updates Optional Tables are delivered to the production environment.

3.	Schedule G, “Performance Standards And Remedies,” is hereby amended to add a new Section 2.13 “Order, Job and Item Updates Optional Table in CSG Vantage®,” as follows:

2.13 Order, Job and Item Updates Optional Tables in CSG Vantage®

CSG shall make the Order, Job and Item Updates Optional Tables in CSG Vantage® available on a ***** ***** ** *:** **** ******** ****.

a. In addition, the following maintenance windows are observed, and exempt from “Performance Remedies”:

Description	Eligible Days	Duration	Timeframe	Required Prior Notice
******	****** ** ******* *** ******	* *****	*:** PM – *:** PM (**)	****
*******	****** ******** ******	* *****	*:** AM – *:** PM (**)	****
********* ********	***	***	*** **** ********’* ***** ******* ******** ****** *** ** ******** *** *-******	*** ****-**** ******** ***** ***** ************* **** ** ********* ** *** ********** **********

4.	EXHIBIT G-1, “Performance Remedies,” Section 3. entitled “Service Level Credits for Other Performance Standards” is hereby amended to add the following:

Application / System	Unit of Measurement	Penalty
Order, Job and Item Updates Optional Tables in CSG Vantage®	**** ******	$*** *** *** *** ****** *********** ********

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Michael K. McClaskey	By: /s/ Michael J. Henderson
Name: Michael K. McClaskey	Name: Michael J. Henderson
Title: Senior Vice President and Chief Information Officer	Title: EVP Sales & Marketing
Date: 5/20/13	Date: 5/22/13